SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                November 12, 2002
                Date of Report (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





           Delaware                      1-9700                 94-3025021
  (State or other jurisdiction         Commission            (I.R.S. Employer
of incorporation or organization)      File Number        Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000


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                         THE CHARLES SCHWAB CORPORATION

Item 9. Regulation FD Disclosure

On November 12, 2002, the Chairman of the Board and Co-Chief Executive Officer, President and Co-Chief Executive Officer, and Executive Vice President and Chief Financial Officer each executed certifications required by 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. Copies of the certifications are furnished as Exhibits 99.1, 99.2, and
99.3 to this Current Report on Form 8-K pursuant to Regulation FD.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE CHARLES SCHWAB CORPORATION
                                                (Registrant)

Date:  November 12, 2002                        /s/ John E. Danton
       --------------------                     -------------------------
                                                John E. Danton,
                                                Senior Vice President and
                                                  Corporate Controller


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Exhibit Index

99.1    Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
        Section 906 of The Sarbanes-Oxley Act of 2002.

99.2    Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
        Section 906 of The Sarbanes-Oxley Act of 2002.

99.3    Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
        Section 906 of The Sarbanes-Oxley Act of 2002.


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